LEGG MASON INVESTMENT GRADE INCOME PORTFOLIO
                   LEGG MASON LIMITED DURATION BOND PORTFOLIO
                (each a series of Legg Mason Income Trust, Inc.)

                 Supplement to the Prospectus dated May 1, 2008

         The Board of Directors of Legg Mason Income Trust, Inc. ("Board") has approved two Agreements and Plans of Reorganization ("Investment Grade Plan", "Limited Duration Plan" or "Plans") with respect to its series, Legg Mason Investment Grade Income Portfolio ("Investment Grade") and Legg Mason Limited Duration Bond Portfolio ("Limited Duration"). Under the Investment Grade Plan, Investment Grade would be reorganized into Legg Mason Partners Corporate Bond Fund ("LMP Corporate Bond Fund"), a series of Legg Mason Partners Income Trust. The investment manager and principal underwriter of LMP Corporate Bond Fund are affiliates of the investment manager and principal underwriter of Investment Grade. Under the Limited Duration Plan, Limited Duration would be reorganized into Legg Mason Partners Short-Term Bond Fund ("LMP Short-Term Bond Fund"), a series of Legg Mason Partners Income Trust. The investment manager and principal underwriter of LMP Short-Term Bond Fund are affiliates of the investment manager and principal underwriter of Limited Duration.

         The Plans are subject to the approval of shareholders of Investment Grade and Limited Duration. If the Investment Grade Plan is approved, shareholders of Investment Grade will become shareholders of LMP Corporate Bond Fund. The Investment Grade Plan provides for Primary Class shareholders of Investment Grade to receive newly-created Class P shares of LMP Corporate Bond Fund equal in aggregate value to their Investment Grade shares on the date of the reorganization. The Investment Grade Plan also provides for Institutional Class shareholders of Investment Grade to receive Class I shares of LMP Corporate Bond Fund equal in aggregate value to their Investment Grade shares on the date of the reorganization. Investment Grade would cease operations shortly thereafter. If the Limited Duration Plan is approved, shareholders of Limited Duration will become shareholders of LMP Short-Term Bond Fund. The Limited Duration Plan provides for Primary Class shareholders of Limited Duration to receive Class C shares of LMP Short-Term Bond Fund equal in aggregate value to their Limited Duration shares on the date of the reorganization. The Limited Duration Plan also provides for Institutional Class shareholders of Limited Duration to receive Class I shares of LMP Short-Term Bond Fund equal in aggregate value to their Limited Duration shares on the date of the reorganization. Limited Duration would cease operations shortly thereafter. Under each Plan, the board of either fund may terminate the proposed reorganization at any time prior to the closing date if, in the opinion of such board, circumstances develop that make proceeding with the proposed reorganization inadvisable.

         To facilitate the reorganizations, the Board approved a change to the procedures for valuing Investment Grade's and Limited Duration's fixed-income securities so that such securities will be valued at the mean of last closing bid and asked prices. The new method of valuation is currently used by LMP Corporate Bond Fund and LMP Short-Term Bond Fund and the change will ensure that shareholders of Investment Grade and Limited Duration receive full value for their fund shares upon completion of the reorganizations. The change in valuation procedure is scheduled to take effect immediately prior to the consummation of the proposed reorganizations and is expected to have a very small effect on the respective net asset values of the shares of Investment Grade and Limited Duration.

         You may continue to buy and redeem shares of Investment Grade and Limited Duration prior to the closing of the proposed reorganization. However, if the Plans are approved, sales of shares of Investment Grade and Limited Duration are expected to be suspended approximately five days prior to the consummation of the proposed reorganizations. Redemptions of shares will be allowed up until the consummation of the proposed reorganizations.

         A shareholder meeting date of June 12, 2009 has been set for shareholders of record of Investment Grade and Limited Duration as of April 15, 2009 to vote on the Plans. If the Plans are approved, it is anticipated that each proposed reorganization will be consummated by the end of June 2009. The consummation of the reorganizations are not contingent on the approval of the other reorganization. It is expected that additional details about each proposed reorganization will be sent to shareholders of Investment Grade and Limited Duration along with proxy materials on or about May 1, 2009. Please read the proxy materials carefully, as they contain a fuller description of the Plans, the proposed reorganizations, LMP Corporate Bond Fund, and LMP Short-Term Bond Fund.


  You should retain this supplement with your prospectus for future reference.

                   This supplement is dated February 20, 2009.


LMFX011637
DSTO SKU#00066164